Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

10.    Income Taxes

The Company accounts for income taxes using the liability method under ASC 740, Income Taxes. Under this method, deferred tax assets and liabilities are determined based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, the Company must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. The Company has provided a full valuation allowance on the Company’s deferred tax assets because the Company believes it is more likely than not that its deferred tax assets will not be realized. The Company evaluates the realizability of its deferred tax assets on a quarterly basis. The Company recorded a deferred tax liability of $397,000 and $405,000 on its balance sheet at December 31, 2015 and 2014, respectively, that arose from tax amortization of an indefinitely-lived intangible asset. The Company also recorded a deferred tax benefit of $8,000, a tax provision of $85,000 and $320,000 related to the deferred tax liability in the years ended December 31, 2015, 2014, and 2013, respectively. In addition, the Company recorded an income tax expense of $61,000 in 2015, related to the reversing tax benefit on the unrealized gain on a marketable equity security which was recorded in the year ended December 31, 2014.

The reconciliation of income tax expenses (benefit) at the statutory federal income tax rate of 34% to net income tax benefit included in the statements of operations and comprehensive loss for the years ended December 31, 2015, 2014 and 2013 is as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
U.S. federal taxes provision (benefit) at statutory rate	$(7,681)	$(7,502)	$(7,184)
State taxes	—	—	—
Change in valuation allowance	7,725	6,854	9,517
Stock-based compensation	530	1,139	375
Change in deferreds	56	(2)	(1,718)
Other	(577)	(465)	(670)

Total income tax provision	$53	$24	$320

In 2015, 2014 and 2013, total income tax provision expense was $53,000, $24,000 and $320,000, respectively. The Company has presented the $53,000, $24,000 and $320,000 of deferred income tax provision in interest and other income (expenses) in its statements of operation and comprehensive income (loss). Deferred tax assets and liabilities reflect the net tax effects of net operating loss and research and other credit carryforwards and the temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2015	2014
Deferred tax assets:
Net operating loss carryforwards	$111,696	$105,609
Research and other credits	12,001	10,995
Capitalized research and development expenses	132	456
Deferred revenue	1,045	516
Stock-based compensation	9,605	9,402
Other	3,645	3,967

Total deferred tax assets	138,124	130,945
Valuation allowance for deferred tax assets	(138,124)	(130,945)
Deferred tax liabilities—Intangibles	(397)	(405)

Net deferred tax assets and liabilities	$(397)	$(405)

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $7.2, $8.9 million, and $11.7 million during 2015, 2014 and 2013, respectively.

As of December 31, 2015, the Company had net operating loss carryforwards for federal income tax purposes of approximately $295.6 million, which expire in the years 2019 through 2035, and federal research and development tax credits of approximately $9.9 million which expire at various dates beginning in 2018 through 2035, if not utilized.

As of December 31, 2015, the Company had net operating loss carryforwards for state income tax purposes of approximately $211.3 million, which expire in the years 2015 through 2035, if not utilized, and state research and development tax credits of approximately $10.8 million, which do not expire.

Utilization of the net operating losses may be subject to a substantial annual limitation due to federal and state ownership change limitations. The annual limitation may result in the expiration of net operating losses before utilization.

At December 31, 2015 and December 31, 2014, the Company had unrecognized tax benefits of approximately $7.0 and $5.7 million, respectively (none of which, if recognized, would affect the Company’s effective tax rate). The Company does not believe there will be any material changes in its unrecognized tax positions over the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	December 31,
	2015	2014
Balance at beginning of the year	$5,702	$5,252
Increases (decrease) related to prior year tax positions	737	—
Increases (decrease) related to current year tax positions	526	450
Settlements	—	—
Reductions due to lapse of applicable statute of limitations	—	—

Balance at end of the year	$6,965	$5,702

Interest and penalty costs related to unrecognized tax benefits, if any, are classified as a component of interest income and other income (expense), net in the accompanying Statements of Operations and Comprehensive Loss. The Company did not recognize any interest and penalty expense related to unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examination for calendar tax years ending 1998 through 2015 due to unutilized net operating losses and research credits.